19 -- POWERS OF ATTORNEY


                                  POWER OF ATTORNEY


    KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, being the duly elected Persident and Chairman of the Board of Trustees and a Trustee of The GCG Trust (the "Trust") and a duly elected Governor of the Managed Global Account of Separate Account D (the "Account") of Golden American Life Insurance Company, constitutes and appoints Myles R. Tashman, and Marilyn Talman, and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution for him in his name, place and stead, in any and all capacities, to sign on behalf of the Trust and the Account registration statements and applications for exemptive relief, and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and affirming all that said attorneys-in-fact and agents, or any of them, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue thereof.


Date:    April 12, 1996



                                          /s/ Terry L. Kendall
                                          ---------------------------
                                            Terry L. Kendall
                                            Chairman of the Board,
                                                 President, Trustee
                                                 and Governor

                                  POWER OF ATTORNEY


    KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, being a duly elected Trustee of The GCG Trust (the "Trust") and a duly elected Governor of the Managed Global Account of Separate Account D (the "Account") of Golden American Life Insurance Company, constitutes and appoints Myles R. Tashman, and Marilyn Talman, and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution for him in his name, place and stead, in any and all capacities, to sign on behalf of the Trust and the Account registration statements and applications for exemptive relief, and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and affirming all that said attorneys-in-fact and agents, or any of them, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue thereof.


Date:    April 10, 1996




                                          /s/ Robert A. Grayson
                                          ---------------------------
                                            Robert A. Grayson
                                            Trustee and Governor

                                  POWER OF ATTORNEY


    KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, being a duly elected Trustee of The GCG Trust (the "Trust") and a duly elected Governor of the Managed Global Account of Separate Account D (the "Account") of Golden American Life Insurance Company, constitutes and appoints Myles R. Tashman, and Marilyn Talman, and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution for him in his name, place and stead, in any and all capacities, to sign on behalf of the Trust and the Account registration statements and applications for exemptive relief, and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and affirming all that said attorneys-in-fact and agents, or any of them, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue thereof.


Date:    April 10, 1996




                                          /s/ M. Norvel Young
                                          ---------------------------
                                            M. Norvel Young
                                            Trustee and Governor

                                  POWER OF ATTORNEY


    KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, being a duly elected Trustee of The GCG Trust (the "Trust") and a duly elected Governor of the Managed Global Account of Separate Account D (the "Account") of Golden American Life Insurance Company, constitutes and appoints Myles R. Tashman, and Marilyn Talman, and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution for him in his name, place and stead, in any and all capacities, to sign on behalf of the Trust and the Account registration statements and applications for exemptive relief, and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and affirming all that said attorneys-in-fact and agents, or any of them, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue thereof.


Date:    April 9, 1996




                                          /s/ Roger B. Vincent
                                          ---------------------------
                                            Roger B. Vincent
                                            Trustee and Governor

                                  POWER OF ATTORNEY


    KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, being the duly elected Treasurer of The GCG Trust (the "Trust") constitutes and appoints Myles
R. Tashman, and Marilyn Talman, and each of them, her true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution for her in her name, place and stead, in any and all capacities, to sign on behalf of the Trust and the Account registration statements and applications for exemptive relief, and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as she might or could do in person, hereby ratifying and affirming all that said attorneys-in-fact and agents, or any of them, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue thereof.


Date:    April 29, 1996




                                          /s/ Mary Bea Wilkinson
                                          ---------------------------
                                            Mary Bea Wilkinson
                                            Treasurer